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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         -----------------------------

Date of Report (Date of earliest event reported): March 2, 2001



                             MANUGISTICS GROUP, INC.
               (Exact name of issuer as specified in its charter)


Delaware                              0-22154              52-1469385
(STATE OR OTHER JURISDICTION OF       (COMMISSION          (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)       FILE NUMBER)         IDENTIFICATION NUMBER)
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                           2115 East Jefferson Street
                            Rockville, Maryland 20852
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                 (301) 984-5000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS.

        On March 2, 2001, Manugistics Group, Inc. (the "Company") issued a press release announcing that it intends to report record revenues for its fourth quarter and fiscal year ended February 28, 2001. The Company reiterated no changes in guidance for its fourth quarter and for upcoming quarters.

        A copy of the press release appears as Exhibit 99 to this Report and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     The following is filed as an Exhibit to this Report:

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
Exhibit Number        Description
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
     99               Press Release dated March 2, 2001.
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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 7th day of March, 2001.


                                   MANUGISTICS GROUP, INC.


                                   By: /s/ Timothy T. Smith
                                      -----------------------------------------
                                      Timothy T. Smith
                                      Senior Vice President and
                                      General Counsel


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                                  EXHIBIT INDEX



    Exhibit Number         Description
    --------------         -----------
         99                Press Release dated March 2, 2001.
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